                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                           -------------------------

                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

   Date of report (Date of earliest event reported):      August 29, 1996
                                                        ----------------------


                             Hilton Hotels Corporation
                           ----------------------------
                          (Exact Name of Registrant as
                             Specified in Charter)



    Delaware                        1-3427                       36-2058176
 --------------                   ----------                    -------------
(State or Other                  (Commission                   (IRS Employer
Jurisdiction of                      File                      Identification
Incorporation)                      Number)                          No.)



                            9336 Civic Center Drive
                        Beverly Hills, California  90210
                        --------------------------------
                             (Address of Principal
                               Executive Offices)



                                   (310) 278-4321
                              ------------------------
                             (Registrant's telephone
                            number, including area code)
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ITEM 5.   OTHER EVENTS.
          ------------

          (a) On August 29, 1996, Hilton Hotels Corporation ("HHC"), the owner of the Hilton name within the United States, and Ladbroke Group PLC ("Ladbroke"), whose wholly owned subsidiary Hilton International ("HIC") holds the rights to the Hilton name outside of the United States, announced the signing of a heads of agreement for a substantive alliance that includes the reunification of the Hilton hotel brand. The alliance is subject to the signing of definitive agreements and the receipt of certain regulatory and other approvals. Under the terms of the alliance, HHC and HIC intend from 1997 to cooperate on sales and marketing, loyalty programs, hotel development and other operational matters. The definitive agreements will contain a reciprocal opportunity for the purchase of shares in the other party, subject to the rules applying to such purchases where there are cross directorships. The agreement will be reinforced, subject to necessary approvals, by HHC President and Chief Executive Officer Stephen F. Bollenbach joining the Board of Directors of Ladbroke and Ladbroke's Chief Executive Officer Peter George joining the Board of Directors of HHC. The key elements of the heads of agreement include the formation of a jointly-owned company to market and develop the Hilton brand domestically and internationally, the proposed extension of HHC's HHonors frequent guest loyalty program to all Hilton hotels, the ability of HHC and Ladbroke to participate in each other's future hotel developments, and the opportunity for Ladbroke to participate as a partner in some of HHC's key gaming developments in the United States. A copy of the press release dated August 29, 1996 relating to the alliance is attached as Exhibit 99.1 hereto and incorporated herein by reference.

          (b) Hilton, through its wholly-owned limited partnership Flamingo Hilton Riverboat Casino, L.P., has been developing a riverboat casino in Kansas City, Missouri. The opening of the riverboat casino is subject to the receipt of all required gaming licenses and permits. As of the date hereof, the Missouri Gaming Commission (the "MGC") has not granted such gaming licenses. It is anticipated that the MGC will grant such gaming licenses in September or October of 1996, however there can be no assurance that this will be the case.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
          ------------------------------------------------------------------

          7(c) Exhibits.
               --------

               99.1 Press Release of Hilton Hotels Corporation dated August 29,
                    1996.

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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 HILTON HOTELS CORPORATION


                                 By:   /s/ Robert La Forgia
                                       --------------------------
                                 Name: Robert La Forgia
Dated: August 29, 1996           Title: Senior Vice President and Controller


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